PRUDENTIAL FLEXGUARD INCOME SELECT
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated July 27, 2026
To
Initial Summary Prospectus dated May 1, 2026
This Supplement should be read in conjunction with the current Initial Summary Prospectus (ISP) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the ISP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the ISP and Statement of Additional Information.
This Supplement describes certain changes and updates to your ISP that are effective immediately.
  Table of Contents:
  “Important Information You Should Consider About the Annuity” is restated as “Important Information You Should Consider About the Contract.”
  Glossary of Terms:
  The following term is restated as follows:
  “Savings Stage: The period of time before the Income Effective Date.”
  Important Information You Should Consider About the Contract:
  Under the “Risks” section, in the “Is this a Short-Term Investment?” subsection, the last sentence of the fourth paragraph is restated as follows:
  “During the Income Stage, if the same Index Strategy is no longer available and we have no additional instructions, amounts in the matured Index Strategy will be automatically transferred to the Index Strategy with, in order of priority, the shortest Index Strategy Term, the highest Buffer and the lowest Cap Rate.”
  Overview of the Contract:
  Under the “Contract Features” subsection, the third sentence in the “Index Linked Variable Income Benefit” paragraph is restated as follows:
  “Once Income Withdrawals begin your Index Strategies are limited to the 1-year Point-to-Point with Cap, 1-year Dual Directional, 1-year Step Rate Plus, and 1-year Enhanced Cap Rate Index Strategies.”
  Making Withdrawals: Accessing The Money In Your Contract:
  In the “Surrender Value” subsection, the third paragraph is replaced in its entirety with the following:
  “Your Surrender Value taken from an Index Strategy before the Index Strategy End Date will be based on the Interim Value. Please refer to the “Charges and Adjustments” section of the statutory prospectus for more information.”
  Appendix A – Investment Options Available Under the Contract:
The paragraph immediately preceding the table with the indices is restated as follows:
See “Description of Insurance Company, Registered Separate Account, and Investment Options” in the statutory prospectus for a description of the Index Strategies’ features. See “Charges and Adjustments” in the statutory prospectus for more information about Interim Value adjustments.
If you have any questions, please call us at 1-888-PRU-2888.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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